                           ROCHESTER FUND MUNICIPALS
                   Supplement dated January 11, 2005 to the
                      Prospectus dated February 24, 2004

This Prospectus supplement replaces the supplement dated September 30, 2004 and is in addition to the supplement dated July 6, 2004. This supplement amends the Prospectus as follows:

1.    The paragraph captioned "Advisory Fees" on page 14 will be deleted in its entirety and replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
    Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million,
    0.47% on the next $1.75 billion, 0.46% on the next $3 billion, 0.45% on the next $3 billion and 0.44% of average daily net assets over $8 billion. The Fund's management fee for its last fiscal year ended
    December 31, 2003, was 0.46% of average annual net assets for each class of shares.

2.    The following  new section is added to the end of the section  captioned
"How  the  Fund  is  Managed,"  immediately  following  the  paragraph  titled
"Portfolio Manager" on page 14:

PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and Transfer
Agent, some of the Oppenheimer funds including the Fund and Directors or
Trustees of some of those funds, excluding the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment
Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004,
September 14, 2004, September 14, 2004, September 21, 2004 and September 22,
2004, respectively, in the U. S. District Court for the Southern District of
New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse affect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

January 11, 2005                                              PS0365.011